ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF

NYSE Arca Ticker: VEGA

Supplement dated February 26, 2016

to the Summary Prospectus and Prospectus

dated November 1, 2015, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus for the AdvisorShares STAR Global Buy-Write ETF (the “Fund”) and should be read in conjunction with those documents.

The following replaces the first paragraph under the heading “Purchase and Sale of Fund Shares” in the Summary Prospectus and Prospectus:

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for at least 25,000 shares of the Fund (or multiples thereof).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.